2017 Q1 Earnings Call May 9, 2017, 8:30 am PT Exhibit 99.2

Forward Looking Statements and Non-GAAP Information Certain statements contained in the Company’s press release for the first quarter ended March 31, 2017 and the accompanying comments during our conference call that are not historical information may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: anticipated new home deliveries, revenue and pre-tax income, gross margin performance, backlog conversion rates, operating and financial results for the second quarter of 2017 and full year 2017, community count growth and project performance, market and industry trends, the continued housing market recovery, average sale price of homes to be closed in various periods, SG&A percentage, future cash needs and liquidity, leverage ratios and reduction strategies and land acquisition spending. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: adverse weather conditions; the availability of labor and homebuilding materials and increased construction cycle times; the availability and timing of mortgage financing; our financial leverage and level of indebtedness and any inability to comply with financial and other covenants under our debt instruments; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; increased outside broker costs; increased costs of homebuilding materials; changes in governmental laws and regulations and increased costs, fees and delays associated therewith; potential changes to the tax code; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry, credit and capital markets; terrorism or other hostilities involving the United States; building moratorium or "slow-growth" or "no-growth" initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles; changes in prices of homebuilding materials; competition for home sales from other sellers of new and resale homes; cancellations and our ability to realize our backlog; the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; limitations on our ability to utilize our tax attributes; whether an ownership change occurred that could, under certain circumstances, have resulted in the limitation of our ability to offset prior years' taxable income with net operating losses; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; and additional factors discussed under the sections captioned "Risk Factors" included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. GAAP. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in the Appendix to this presentation. A copy of the press release reporting the Company’s financial results for the three months ended March 31, 2017 is available on the Company's website at www.lyonhomes.com.

Management Presenters William H. Lyon Chairman of the Board and Executive Chairman Matthew R. Zaist President and Chief Executive Officer Colin T. Severn Senior Vice President and Chief Financial Officer

2017 Sales Volume – Actual vs. Prior Year Total Net Orders by Month (Units) % y-o-y change: +12% +23% +38% +48% 2016 2017 Avg. Sales Locations: 72 81 67 83 67 83 68 90 72 77 79 78 76 78 79 81 Monthly Absorption Rate: 2.8 2.8 3.4 3.4 3.8 4.3 4.3 4.8 3.5 4.2 2.8 2.9 2.7 2.7 2.2 2.2

Average net sales activity, on a trailing 3 months basis, has improved 38% Y-o-Y primarily due to an increase in absorption rate by community as well as an increase in the overall community count. ASP for homes in backlog at 3/31/17 is 11% higher than deliveries ASP in Q1’2017. Total Units Net Sales – Rolling 3-Month Average Total Backlog Last 13 Weeks Quarterly - $ Thousands Up 38% Y-o-Y Total Value: $756 Million Sales Trends Sales Activity Backlog ASP (Homes Closed) Total Units: 1,318 Up 8% Y-o-Y Q1’17 Backlog ASP

Backlog Growth Value $472M Homes 885 ASP $533k Q1 2016 Q1 2017 Value $634M Homes 1,099 ASP $577k Variance $ Value +34% Units +24% ASP +8% 4/30/2017 Value $756M Homes 1,318 ASP $574k Backlog Growth by Region Variance $ Value +19% Units +20% ASP (1%) Current Gross Margin in Backlog = 18%

Year over Year Comparisons % y-o-y change: +3% +4% +9% +26% % y-o-y change: +7% +7% +7% +19% % y-o-y change: (4%) (3%) +2% +6% Net New Orders (Units) Order Value (In Millions) Average Community Count Monthly Order Absorption Rate/Avg. Community % y-o-y change: +13% +17% +17% +35% Order ASP ($ In Thousands) $444 $486 $475 $536 $473 $504 $486 $523 2015 2016 2017

% y-o-y change: +31% +40% +19% (1%) Year over Year Comparisons (continued) % y-o-y change: +20% +19% +11% (8%) Homes Closed Homebuilding Revenue ($ Million) Bps y-o-y change: (200bps) (250bps) (260bps) (360bps) Bps y-o-y change: (180bps) (140bps) (130bps) (210bps) Adjusted Gross Margin Gross Margin (GAAP) Closings ASP ($ In Thousands) $448 $490 $433 $509 $491 $525 $481 $519 2015 2016 2017

Backlog Conversion Rate Backlog Conversion Rate - Quarterly

We employ a diversified product strategy, even within the same project footprint, allowing us to serve a wide range of buyers and to adapt quickly to strengthening or weakening market conditions Breadth of product and price point allows flexibility to pursue a broader array of land acquisition opportunities Entry Level product represented 41% of units closed in Q1’17, up from 35% in the same period of prior year, demonstrating our continued focus on that buyer segment. ASP by Buyer Type ($ in ‘000s) Units by Buyer Type High Quality, Diverse Product Offerings Buyer Type – Q1 2017 Homes Closed Price Range – Q1 2017 Home Closings and Backlog Home Closings - Units Backlog - Units ASP: $519k ASP: $577k Buyer Type – Q1 2017 Ending Backlog ASP by Buyer Type ($ in ‘000s) Units by Buyer Type > $600k 22% ≤ $300k 19% $301k - $450k 32% $451k - $600k 27% > $600k 32% ≤ $300k 20% $301k - $450k 25% $451k - $600k 23%

Strong New Order Growth – Dollars Trailing Twelve Months Dollar value of new home orders of $1.5 billion TTM Q1, an increase of 21% over the prior year and up 71% over a two year period. Q1’17 dollar value of new orders was $453 million, up 35% over the prior year. TTM Dollar Value of Orders ($ Millions) TTM Ending: Up 21% Y-o-Y

Senior Notes Refinance and Maturity Dates 5.75% Sr. Notes 5.875% Sr. Notes 7.0% Sr. Notes Note: The 5.75%, 7.0% and 5.875% Senior Notes are callable beginning in April 2016, August 2017 and February 2020, respectively. ($ in millions) New notes description: $450 million 5.875% Senior Notes due 2025. Interest savings of approximately $10 million annually. Net tax effected cost associated with refinance is approximately $14.1 million, which will return with interest savings in approximately 17 months.

Appendix

William Lyon Homes’ business has continued to deliver across a number of financial and operating metrics Dollar value of orders up 35% y-o-y and new home orders up 26% y-o-y. Average Sales Price of homes closed up 8% y-o-y. New home deliveries are down 8% y-o-y and home sales revenues down 1% y-o-y. Adjusted EBITDA of $22.5 million in Q1, down 33% y-o-y. Note: See reconciliation of non-GAAP measures in the appendix section of this presentation. Summary of 2017 Q1 Results

Adjusted EBITDA

Adjusted Homebuilding Gross Margin (1) Cost of sales excluding interest and purchase accounting adjustments.

Adjusted Net Income and Adjusted Diluted EPS